================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 10549

                              --------------------



                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934



        Filed by the Registrant                     [X]
        Filed by a Party other than the Registrant  [ ]


        Check the appropriate box:

        [ ]  Preliminary Proxy Statement
        [ ]  Confidential, for Use of the Commission Only
             (as permitted by Rule 14a-6(e)(2))
        [X]  Definitive Proxy Statement
        [ ]  Definitive Additional Materials
        [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
             Section 240.14a-12


                            ACRES GAMING INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


================================================================================

                           ACRES GAMING INCORPORATED
                             815 N.W. NINTH STREET
                            CORVALLIS, OREGON 97330

                                October 1, 1997

Dear Stockholder:

     You are cordially invited to attend the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of Acres Gaming Incorporated (the "Company").

        Place: Company Headquarters
             815 NW 9th Street
             Corvallis, OR 97330

        Date: Wednesday, November 12, 1997

        Time: 3:00 p.m. local time

     The Notice of the Annual Meeting and Proxy Statement accompany this letter. The Proxy Statement describes the business to be transacted at the meeting and provides other information concerning the Company.

     The principal business to be transacted at the Annual Meeting will be election of directors, approval of certain amendments to the Acres Gaming Incorporated 1993 Stock Option and Incentive Plan and ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending June 30, 1998. The Board of Directors recommends that stockholders vote for election of the nominated directors, amendment of the 1993 Stock Option and Incentive Plan and ratification of Arthur Andersen LLP as the Company's independent public accountants.

     We know that many of our stockholders will be unable to attend the Annual Meeting. Proxies are therefore solicited so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the meeting. Whether or not you plan to attend the Annual Meeting, we hope that you will have your stock represented by marking, signing, dating and returning your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy card. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card.

                                          Sincerely,

                                          Robert W. Brown
                                          Executive Vice President, Chief
                                          Financial Officer,
                                          Treasurer and Secretary

                                   IMPORTANT
     A proxy card is enclosed herewith. All stockholders are urged to complete and mail the proxy card promptly. The enclosed envelope for return of the proxy card requires no postage. Any stockholder attending the Annual Meeting may personally vote on all matters that are considered, in which event the signed proxy will be revoked.

                    IT IS IMPORTANT THAT YOUR STOCK BE VOTED

                           ACRES GAMING INCORPORATED

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 12, 1997

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Acres Gaming Incorporated, a Nevada corporation (the "Company"), will be held on Wednesday, November 12, 1997, at 3:00 p.m. local time, at Company Headquarters, 815 NW 9th Street, Corvallis, OR 97330 for the following purposes:

          1.  To elect five (5) directors to the Company's Board of Directors.

          2. To adopt certain amendments to the Acres Gaming Incorporated 1993 Stock Option and Incentive Plan.

          3. To ratify the appointment of Arthur Andersen LLP as independent public accountants for the fiscal year ending June 30, 1998.

          4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on September 19, 1997, will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT THAT YOU SHOULD ATTEND THE ANNUAL MEETING.

                                          By Order of the Board of Directors

                                          Robert W. Brown
                                          Executive Vice President, Chief
                                          Financial Officer,
                                          Treasurer and Secretary

Corvallis, Oregon
October 1, 1997

                           ACRES GAMING INCORPORATED
                             815 N.W. NINTH STREET
                            CORVALLIS, OREGON 97330

                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON WEDNESDAY, NOVEMBER 12, 1997

                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     This Proxy Statement is furnished by the Board of Directors of Acres Gaming Incorporated, a Nevada corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held at 3:00 p.m. local time, on Wednesday, November 12, 1997, at Company Headquarters, 815 NW 9th Street, Corvallis, OR 97330.

     This Proxy Statement and the enclosed form of proxy are being mailed to stockholders on or about October 1, 1997.

RECORD DATE AND OUTSTANDING SHARES

     Only holders of record of the Company's Common Stock and Series A Convertible Preferred Stock at the close of business on September 19, 1997, are entitled to notice of and to vote at the Annual Meeting. On that date, 8,788,231 shares of the Company's Common Stock (the "Outstanding Shares") and 519,481 shares of Series A Convertible Preferred Stock (the "Preferred Stock") were outstanding.

SOLICITATION OF PROXIES

     The cost of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby has been or will be borne by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers and other employees of the Company, without additional remuneration, in person or by telephone or facsimile transmission. The Company will also request brokerage firms, bank nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of the Common Stock as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly completing, signing, dating and returning the enclosed proxy card will help avoid additional expense.

QUORUM AND VOTING

     Each Outstanding Share entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting. A quorum, consisting of a majority of the Outstanding Shares, must be present in person or by proxy for the transaction of business. If a quorum is present:

          (i) each nominee for election to the Board of Directors to be voted on by the Outstanding Shares will be elected by a plurality of the votes cast by holders of the Outstanding Shares;

          (ii) the amendments to the Acres Gaming Incorporated 1993 Stock Option and Incentive Plan will be approved if this proposal receives the affirmative vote of a majority of the Outstanding Shares; and

          (iii) the appointment of Arthur Andersen, LLP, will be ratified if this proposal receives the affirmative vote of a majority of the Outstanding Shares represented at the meeting. Abstentions and other non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting, but have no effect on the determination of whether a plurality exists with respect to a given nominee. An abstention or other non-vote has the effect of a vote against a proposal. Proxies and ballots will be received and tabulated by Norwest Bank Minnesota, N.A., the Company's transfer agent.

     IGT, a wholly owned subsidiary of International Game Technology, is the owner of all of the 519,481 outstanding shares of the Preferred Stock. There are no other holders of the Preferred Stock. So long as there are 130,000 shares of Preferred Stock outstanding, holders of Preferred Stock have the right to elect one director (the "Preferred Stock Director"). Holders of the Preferred Stock do not have voting rights with respect to other directors, or on any other matter scheduled to come before the meeting.

REVOCABILITY OF PROXIES

     Any proxy delivered pursuant to this solicitation is revocable at the option of the person giving it at any time before it is exercised. A proxy may be revoked prior to its exercise by delivering to the Company's Secretary a written notice of revocation or a duly executed proxy card bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not constitute a revocation of a proxy.

     Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated, the shares will be voted "FOR" (i) election of each of the nominees to the Board of Directors named in this Proxy Statement; (ii) amendment of the Acres Gaming Incorporated 1993 Stock Option and Incentive Plan; and (iii) ratification of the appointment of Arthur Andersen LLP as independent public accountants for the fiscal year ending June 30, 1998. While the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

ELECTION OF DIRECTORS

     The business and affairs of the Company are managed under the direction of its Board of Directors. The Company's Bylaws provide that the Board of Directors shall consist of not less than one nor more than 15 members. The Board of Directors currently consists of six members. Members of the Board of Directors are elected for a term of one year or until their successors are elected.

     The Board of Directors has nominated John F. Acres, Jo Ann Acres, Richard
A. Carone, Floyd W. Glisson and Joseph A. Huseonica to serve as directors of the Company (the "Common Stock Nominees"). Unless authority is withheld, all proxies received in response to this solicitation will be voted for the election of each Common Stock Nominee. If any Common Stock Nominee becomes unable to serve prior to the Annual Meeting, the proxies received in response to this solicitation will be voted for a replacement nominee selected in accordance with the best judgment of the proxy holders named therein.

     IGT, the holder of all the Preferred Stock, has nominated Albert J. Crosson as the Preferred Stock Director.

     Information about the Common Stock Nominees, the Preferred Stock Director and Other Management Personnel: Director

                                                                                 DIRECTOR
        NAME                     POSITIONS WITH THE COMPANY              AGE      SINCE
--------------------    ---------------------------------------------    ---     --------
John F. Acres           Chairman, Chief Executive Officer and             43      1985
                        Director
Jo Ann Acres            Director                                          43      1997
Richard A. Carone       Director                                          49      1997
Albert J. Crosson       Director                                          66      1997
Floyd W. Glisson        Director                                          50      1997
Joseph A. Huseonica     President and Chief Operating Officer and         53      1997
                        Director
Robert W. Brown         Executive Vice President, Chief Financial         42      N/A
                        Officer, Treasurer and Secretary

     John F. Acres, the founder of the Company, has served as Chief Executive Officer and a director of the Company since its inception in 1985. Mr. Acres served as President of the Company from January 1985 to January 1996 and as Secretary from January 1985 to January 1997. Mr. Acres has been involved in the gaming industry since 1972, and has designed slot data collection systems, player tracking systems, and equipment for progressive jackpot systems that are widely used in the industry.

     Jo Ann Acres. Mrs. Acres was the office manager and accountant of the Company from 1991 to June 1993. Since 1993, Mrs. Acres has been a private investor. Mrs. Acres is married to Mr. Acres.

     Richard A. Carone. Mr. Carone has been general manager of Accufab Systems, a robotics company based in Corvallis, Oregon since 1985.

     Albert J. Crosson. Mr. Crosson has been Vice Chairman of International Game Technology, an electronic gaming products and software systems manufacturer, since July 1996, and a director of International Game Technology since May 1988. Mr. Crosson retired in July 1996 as President of ConAgra Grocery Products Company, a position he held since 1993. Previous to 1993, Mr. Crosson was President of Hunt Wesson, Inc., a food processing company and a subsidiary of ConAgra, Inc. For forty years Mr. Crosson has held top management positions in sales, marketing and general management of consumer products companies.

     Floyd W. Glisson. Mr. Glisson has been Senior Vice President, Finance and Administration and Chief Financial Officer, ConAgra Grocery Products Company, a subsidiary of ConAgra, Inc., since June 1993. He was previously Senior Vice President, Finance and Administration and Chief Financial Officer of Hunt Wesson, Inc., a food processing company and a subsidiary of ConAgra, Inc.

     Joseph A. Huseonica joined the Company in January 1996 as President and Chief Operating Officer. From July 1994 to December 1995, Mr. Huseonica served as Chief Operating Officer for Centric Corporation, a Portland, Oregon marketing services company. From August 1993 to July 1994, Mr. Huseonica was a consultant to various companies. From October 1991 to August 1993, Mr. Huseonica was Vice President, Marketing & Sales for Radisys Corporation, a manufacturer of embedded computer systems based in Beaverton, Oregon. For more than 10 years prior to 1991, Mr. Huseonica held various senior management positions at Intel Corporation, including general manager of its OEM platforms operations.

     Robert W. Brown joined the Company in July 1993 as Chief Financial Officer and Treasurer. He was elected Executive Vice President and Secretary in 1997. From June 1991 through May 1993, Mr. Brown was the Chief Financial Officer of Color & Design Exhibits, Inc., a manufacturer of interpretive and trade show exhibits in Portland, Oregon. From September 1983 through May 1991, Mr. Brown held financial management positions with Floating Point Systems, Inc., a Beaverton, Oregon manufacturer of mini-super computers, and served as its Corporate Controller from November 1989 through May 1991. Prior to 1983, Mr. Brown was employed by Arthur Andersen LLP for more than six years. Mr. Brown is a certified public accountant.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES.

BOARD ACTIONS AND COMPENSATION OF DIRECTORS

     During the fiscal year ended June 30, 1997, the Board of Directors primarily took action by written resolutions rather than meetings. There was one meeting attended by all directors.

     Non-employee directors receive an annual fee of $7,500 and $1,000 per board meeting or committee meeting (other than meetings held in connection with a board meeting) plus expenses. Non-employee directors also receive options to purchase 7,500 shares of the Company's Common Stock at a price equal to fair market value on the date they are first elected to the board; 25 percent of those options vest immediately; the balance over three years. In addition, if Proposal No. 2, which amends the Option Plan, is adopted, non-employee directors will also be granted options to purchase an additional 2,500 shares of Common Stock at each annual meeting of stockholders after such director has served a full year. Those options will vest over three years on the same basis as the initial option grants. No non-employee director has served a full year and no non-employee director will receive additional options in connection with the 1997 annual meeting of stockholders. Mr. Crosson has declined to receive any compensation from the Company for his services as a director.

                             MANAGEMENT INFORMATION

EXECUTIVE COMPENSATION

  Compensation Summary

     The following table sets forth certain information for each of the fiscal years ended June 30, 1997, 1996 and 1995 regarding compensation paid to the Company's Chief Executive Officer and each officer who accrued or was paid compensation in excess of $100,000 in the fiscal year ended June 30, 1997 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                        ANNUAL COMPENSATION
                                                                     --------------------------
                    NAME AND PRINCIPAL POSITION                      YEAR    SALARY     BONUS
-------------------------------------------------------------------  ----   --------   --------
John F. Acres......................................................  1997   $250,000   $132,867
  Chairman and Chief Executive Officer                               1996   $180,000         --
                                                                     1995   $180,000         --
Robert W. Brown....................................................  1997   $107,500         --
  Executive Vice President, Chief Financial Officer,                 1996   $100,000         --
  Treasurer and Secretary                                            1995   $ 95,000         --
Joseph A. Huseonica................................................  1997   $200,000   $ 25,000
  Chief Operating Officer, President and Director                    1996   $ 87,500   $ 25,000
                                                                     1995         --         --

     The following table sets forth certain information regarding options granted during the fiscal year ended June 30, 1997, to the Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                     POTENTIAL REALIZABLE
                                              INDIVIDUAL GRANTS                            VALUE AT
                            -----------------------------------------------------   ASSUMED ANNUAL RATES OF
                            NUMBER OF       PERCENT OF                                    STOCK PRICE
                            SECURITIES     TOTAL OPTIONS                               APPRECIATION FOR
                            UNDERLYING      GRANTED TO     EXERCISE                     OPTION TERM(4)
                             OPTIONS       EMPLOYEES IN      PRICE     EXPIRATION   -----------------------
           NAME              GRANTED        FISCAL YEAR    ($/SHARE)      DATE          5%          10%
--------------------------  ----------     -------------   ---------   ----------   ----------   ----------
John F. Acres.............         --             --            N/A           N/A          N/A          N/A
Robert W. Brown...........      5,000(1)        11.2%       $  5.06      4/1/2007   $   41,211   $   65,622
                               60,000(2)                        (3)     6/18/2007   $  678,272   $1,080,034
Joseph A. Huseonica.......    100,000(2)        17.2%           (3)     6/18/2007   $1,130,453   $1,800,057

(1) One-half of the options vest four years from the date of grant, the other one-half vest five years from date of grant. The options expire ten years from the date of grant.

(2) One-fifth of the options vest each year with the first vesting occurring on 6/18/97. The options expire ten years from date of grant.

(3) The exercise price of options is $6.94, $9.00, $11.00, $13.00 and $15.00 for options vesting in 1997, 1998, 1999, 2000 and 2001, respectively.

(4) Future value of current year grants assuming appreciation of 5 percent and 10 percent per year over the ten-year option period. The actual value realized may be greater than or less than the potential realizable values set forth in the table.

     The following table sets forth the number of securities underlying unexercised options and the value of unexercised in-the-money options at fiscal year end.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                                    NUMBER OF SECURITIES
                                                                         UNDERLYING        VALUE OF UNEXERCISED
                                                                    UNEXERCISED OPTIONS    IN-THE-MONEY OPTIONS
                                                                       AT FY-END (#)          AT FY-END ($)
                                 SHARES ACQUIRED                       UNEXERCISABLE/          EXERCISABLE/
             NAME                  ON EXERCISE     VALUE REALIZED      UNEXERCISABLE        UNEXERCISABLE (1)
-------------------------------  ---------------   --------------   --------------------   --------------------
John F. Acres..................         0                N/A           53,332/106,668       $  279,993/$560,007
Robert W. Brown................         0                N/A            97,000/68,000       $   448,000/$77,390
Joseph A. Huseonica............         0                N/A           89,966/170,025       $  386,124/$450,126

---------------

(1) The market price of the Company's Common Stock was $8.75 at June 30, 1997.

REPORT ON OPTION REPRICING

     On April 9, 1996, the Company approved a plan to allow employees holding outstanding stock options to elect to replace them with options having an exercise price of $5.50 per share, which represented the current fair market value of the Common Stock on that date. The plan provided that the new options would have vesting terms essentially the same as the surrendered options. The plan was implemented to realign the value of the previously granted options, upon exercisability, with the market value at the time of repricing. The expectation is that the opportunity to earn compensation based on appreciation of the Company's stock from the repriced level will motivate employees to achieve superior results over the long term, encourage key employees to remain with the Company and compensate employees for work and economic sacrifices made.

                         TEN-YEAR OPTION/SAR REPRICINGS

                                                                                               LENGTH OF
                                     NUMBER OF     MARKET PRICE     EXERCISE                    ORIGINAL
                                     SECURITIES    OF STOCK AT      PRICE AT                  OPTION TERM
                                     UNDERLYING      TIME OF        TIME OF        NEW        REMAINING AT
                                    OPTIONS/SARS   REPRICING OR   REPRICING OR   EXERCISE       DATE OF
                                    REPRICED OR     AMENDMENT      AMENDMENT      PRICE       REPRICING OR
          NAME              DATE     AMENDED(#)        ($)            ($)          ($)         AMENDMENT
-------------------------  ------   ------------   ------------   ------------   --------   ----------------
Robert W. Brown..........  4/9/96      25,000         $ 5.50         $6.125       $ 5.50    9 years 2 months

RETIREMENT SAVINGS PLAN

     The Company maintains a profit sharing and savings plan (the "401(k) Plan") under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), which allows employees to contribute up to 15 percent of their pre-tax income to the 401(k) Plan. The 401(k) Plan includes a discretionary matching contribution by the Company and provides that the Company may make an additional discretionary contribution out of profits at the end of any year. The Company has not made any discretionary matching contributions nor any additional discretionary contributions under the 401(k) Plan.

STOCK OPTIONS

     The Acres Gaming Incorporated 1993 Stock Option and Incentive Plan (the "1993 Plan") was adopted by the Board of Directors of the Company and approved by the stockholders in 1993. The 1993 Plan permits the granting of awards to employees and consultants of the Company in the form of stock options and grants of restricted stock. Stock options granted under the 1993 Plan may be "incentive stock options" meeting the requirement of Section 422 of the Code or nonqualified options which do not meet the requirements of Section 422. A total of 1,750,000 shares of the Company's Common Stock has been reserved for issuance pursuant to awards granted under the 1993 Plan. As of August 31, 1997, an aggregate of 1,095,175 shares were subject to outstanding stock options, and 435,675 shares were available for grant. The exercise prices for currently outstanding stock options range from $3.00 to $16.88 per share. Options for 219,150 shares have been exercised under the 1993 Plan. No grants of restricted stock have been made under the 1993 Plan.

     The 1993 Plan is administered by the Board of Directors of the Company, or by a committee appointed by the Board of Directors. The 1993 Plan gives broad powers to the Committee to administer and interpret the 1993 Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted. Options may be granted pursuant to the 1993 Plan through July 2003. The 1993 Plan may be terminated earlier by the Board of Directors in its sole discretion. See Proposal No.
2 -- Approval of Amendments to 1993 Stock Option and Incentive Plan.

EMPLOYMENT CONTRACTS

     The Company entered into an employment agreement with Mr. Joseph A. Huseonica on January 2, 1996 (the "Huseonica Employment Agreement"). The initial term of the Huseonica Employment Agreement runs through December 13, 1998, subject, however, to prior termination. The Company may terminate the Huseonica Employment Agreement upon 180 days written notice, or immediately and without notice for cause. Mr. Huseonica may terminate the Huseonica Employment Agreement upon written notice. The Huseonica Employment Agreement renews automatically for successive two year terms unless either party elects to the contrary 90 days prior to the expiration of the then-current term. The Huseonica Employment Agreement originally provided for a base salary of $175,000 per year and a target bonus of $50,000 per year based on Mr. Huseonica's successful completion of certain mutually agreed upon objectives. In January 1997, the Huseonica Employment Agreement was amended to provide a base salary of $225,000 per year with bonus targets identified from time to time by the Board of Directors. The Huseonica Employment Agreement provides that, following termination of employment, Mr. Huseonica will not, directly or indirectly, be connected in any manner with any business that competes with the Company, or divert any customer of the Company or induce any employee or consultant of the Company to terminate his or her relationship with the Company.

     The Company entered into an employment agreement with Mr. John F. Acres effective July 1, 1996 (the "Acres Employment Agreement"). The initial term of the Acres Employment Agreement runs through June 30, 2001, subject to prior termination. The Company may terminate Mr. Acres' employment for cause at any time. After February 1, 1999, either the Company or Mr. Acres may terminate Mr. Acres' employment without cause. Mr. Acres may terminate employment in the event of certain breaches by the Company or in the event of certain changes in control of the Company or changes in the Company's business. The Base Salary for the fiscal year ended June 30, 1997 is $250,000 and escalates at the rate of $50,000 per year thereafter. The Acres Employment Agreement also provides for bonuses based upon the Company's pre-tax income , the thresholds for which escalate from year to year. The Acres Employment Agreement provides that during his employment and upon termination, provided the Company makes certain termination payments to Mr. Acres, Mr. Acres will not, directly or indirectly, be connected in any manner with any business that competes with the Company or solicit or entice or divert any customer or supplier from the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

     Until June 1997, Mr. Acres was the Company's sole director. The Company has no Compensation Committee or Audit Committee. During the fiscal year ended June 30, 1997, Mr. Acres determined executive officer compensation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended June 30, 1997, Mr. Acres was also the Company's Chief Executive Officer and, until January 15, 1997, Secretary.

REPORT ON EXECUTIVE COMPENSATION

     The underlying objectives of the Company's compensation strategy are to attract and retain the best possible executive talent, to motivate those executives to achieve optimum operating performance for the Company, to link executive and stockholder interests through equity-based plans and to provide a compensation package that recognizes individual contributions as well as overall business results. There are three components to the Company's executive compensation: base salary, long-term incentives in the form of stock options, and incentive (bonus) payments.

     Base Salary. Base salary for each executive officer, other than those for Mr. Acres and Mr. Huseonica, was subjectively determined by an assessment of his or her sustained performance, advancement potential, experience, responsibility, scope and complexity of the position, and current salary in relation to salary levels for comparable positions in the industry, based on the Company's general awareness of such salary levels. Mr. Huseonica's base salary for the fiscal year ending June 30, 1997 was based on his employment agreement entered into in January 1996. Mr. Acres' compensation is based on his employment contract entered into effective July 1, 1996.

     Long-Term Incentives. Stock options have been granted to the President and other executive officers to encourage management of the Company from the perspective of an owner with an equity interest in the Company. Vesting is used to encourage key employees to continue in the employ of the Company. For 1997, Mr. Huseonica was granted options to acquire 100,000 shares and Mr. Brown was granted options to acquire 65,000 shares in recognition of their contributions to the Company's continued growth.

     Annual Incentives. Mr. Acres' employment contract provides for bonuses, the thresholds for which escalate from year to year. Mr. Huseonica's employment contract provides for bonuses to be paid based on objectives and amounts identified from time to time by the Board of Directors. (See "Employment Contracts".) Mr. Brown is eligible for a bonus of $20,000 contingent upon operating results of the Company and achieving certain milestones agreed upon between Mr. Brown and Mr. Huseonica.

PERFORMANCE GRAPH

     The following graph compares total cumulative return to holders of the Company's Common Stock with the cumulative total return of the Nasdaq US Stock Market and a peer group index created by the Company for the period beginning October 27, 1993, the first trading day of the Common Stock, and ending June 30, 1997. Last year, the Company used the Dow Jones Industry Group CNO as its peer group. The Company currently uses a peer group (the "Current Peer Group") which consists of the following companies: Shuffle Master, Alliance Gaming Corporation, Casino Data Systems, International Game Technology, Mikohn Gaming Corporation, WMS Industries, Anchor Gaming and Innovative Gaming Corp. of America. The change of peer group was made to more accurately provide a comparison of common stock performance with other companies that provide equipment to the gaming industry.

     Measurement Period         Acres Gaming                         Nasdaq       Dow Jones CNO
   (Fiscal Year Covered)            Inc.          Peer Group     Composite (US)       Index
10/27/93                                  100              100              100              100
6/30/94                                   110               55               91               65
6/30/95                                   155               52              121              109
6/28/96                                   188              100              154              142
6/30/97                                   175              119              187              103

     Assumes $100 invested in the Company's Common Stock (at the initial public offering price of $5.00 per share), the Nasdaq US Stock Market, The Dow Jones Industry Group CNO Index (the former peer group) and the Current Peer Group, with all dividends reinvested. Stock price shown above for the Common Stock is historical and not necessarily indicative of future price performance.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's officers, directors and persons who own more than 10 percent of the Common Stock of the Company file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company on Form 4 and Form 5. Officers, directors and holders of more than 10 percent of the Company's Common Stock are required by SEC regulations to furnish to the Company copies of all Section 16(a) reports that they file. To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company and written representation that no other reports are required, during the 1997 fiscal year all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with by such persons.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth information regarding the beneficial ownership of shares of the Company's Common Stock by each director of the Company, by each Named Executive Officer, by all directors and executive officers of the Company as a group, and by each stockholder who is known by the Company to own more than 5 percent of the Company's Common Stock as of August 31, 1997.

                                                     NUMBER OF SHARES          PERCENT OF
                 BENEFICIAL OWNER                  BENEFICIALLY OWNED(1)     OUTSTANDING(2)
    -------------------------------------------    ---------------------     --------------
    John F. Acres                                       2,241,493(3)              25.4%
    Jo Ann Acres                                        2,241,493(3)              25.4%
    Richard A. Carone                                       6,875(9)                  *
    Albert J. Crosson                                     519,481(8)               5.6%
    Floyd W. Glisson                                       11,875(4)                  *
    Joseph A. Huseonica                                    94,966(5)               1.1%
    Robert W. Brown                                        99,000(6)               1.1%
    All directors and executive officers as a
      group (7 persons)                                 2,973,690(7)              31.1%
    International Game Technology                         519,481(8)               5.6%

---------------

 *  Less than 1%.

(1) "Beneficial Ownership" is defined pursuant to Rule 13d-3 of the Exchange Act, and generally means any person who directly or indirectly has or shares voting or investment power with respect to a security. A person shall be deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including, but not limited to, any right to acquire such security through the exercise of any option or warrant or through the conversion of a security. Any securities not outstanding that are subject to such options or warrants shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. Each person has sole voting and sole dispositive power with respect to all outstanding shares, except as noted.

(2) Based on 8,783,818 shares outstanding at August 31, 1997.

(3) Includes 1,983,186 shares held by a revocable trust established by Mr. Acres and Mrs. Acres, with respect to which Mr. Acres and Mrs. Acres have shared voting and shared dispositive powers. Also includes 203,100 shares beneficially owned by Mr. Acres and Mrs. Acres' children who reside in their household, with respect to which Mr. Acres and Mrs. Acres have no voting or dispositive powers. Includes 53,332 shares subject to options exercisable by Mr. Acres and 1,875 shares exercisable by Mrs. Acres within 60 days of October 1, 1997.

(4) Includes 10,000 shares owned jointly with Mr. Glisson's wife, with respect to which Mr. Glisson has shared voting and shared dispositive powers and 1,875 shares subject to options exercisable by Mr. Glisson within 60 days of October 1, 1997.

(5) Includes 5,000 shares owned jointly with Mr. Huseonica's wife, with respect to which Mr. Huseonica has shared voting and shared dispositive powers. Includes 89,966 shares subject to options exercisable within 60 days of October 1, 1997.

(6) Includes 2,000 shares Mr. Brown holds as trustee for the benefit of his minor children, with respect to which he has sole voting and dispositive powers. Includes 97,000 shares subject to options exercisable within 60 days of October 1, 1997.

(7) Includes 245,923 shares subject to options exercisable within 60 days of October 1, 1997.

(8) Shares issuable on conversion of Series A Convertible Preferred Stock owned by IGT.

(9) Includes 1,875 shares subject to options exercisable within 60 days of October 1, 1997.

       PROPOSAL NO. 2 -- APPROVAL OF AMENDMENTS TO THE 1993 STOCK OPTION
                               AND INCENTIVE PLAN

DESCRIPTION OF PLAN

     The 1993 Plan is being amended to add certain provisions with respect to the administration of the 1993 Plan by "nonemployee directors" as required by Rule 16b-3 of the Exchange Act and "outside directors" as contemplated by
Section 162(m) of the Code. Grants to individual participants under the 1993 Plan are being limited to the extent required under 162(m) to 250,000 shares of Common Stock in any one fiscal year, except for one-time grants of up to 500,000 shares to newly-hired employees. In addition, the plan is being expanded to cover directors of the Company. Nonemployee directors will receive initial grants of options to purchase 7,500 shares and annual grants of options to purchase 2,500 shares of Common Stock following each Annual Meeting of the Company. The text of the 1993 Plan, as amended, is set forth as Appendix 1 to this Proxy Statement.

     An aggregate of 1,750,000 shares (subject to adjustment in the event of any stock dividend or split, recapitalization, reclassification, combination, exchange of shares, or other similar corporate change) of the Company's Common Stock is currently reserved for issuance pursuant to awards under the 1993 Plan.

     Under the 1993 Plan, the Company may grant incentive stock options (ISOs), nonqualified stock options (NSOs) or restricted stock awards.

     As of August 31, 1997, an aggregate of 1,095,175 shares were subject to outstanding stock options and 435,675 shares were available for grant. The exercise prices for currently outstanding stock options range from $3.00 to $16.88 per share. Options for 219,150 shares have been exercised under the 1993 Plan. No grants of restricted stock have been made under the 1993 Plan.

ELIGIBILITY

     Any employee, director or consultant of the Company or any of its "Affiliates" (as such term is defined in the 1993 Plan) is eligible for awards under the 1993 Plan; provided, however, that only employees of the Company may be awarded ISOs. As of June 30, 1997, approximately 131 persons were eligible to receive awards under the 1993 Plan. Since awards under the 1993 Plan are discretionary (other than formula awards for non-employee directors), awards thereunder for the current fiscal year are not currently determinable. In the fiscal year ended June 30, 1997, options to purchase an aggregate of 165,000 shares of Common Stock were granted to all executive officers as a group and options to purchase an aggregate of 412,325 shares of Common Stock were granted to all other employees of the Company as a group (including officers who are not executive officers) at exercise prices ranging from $5.06 to $17.63. There are currently four directors (Jo Ann Acres, Richard A. Carone, Albert J. Crosson and Floyd W. Glisson) who will qualify to receive formula awards of 2,500 options to purchase shares of Common Stock after the Company's Annual Meetings, beginning with the 1998 Annual Meeting. However, Mr. Crosson has declined to receive any compensation from the Company in consideration of his services as director. Options granted during the fiscal year ended June 30, 1997, to the Company's Named Executive Officers are set forth in this Proxy Statement under "Options Grants in Last Fiscal Year."

ADMINISTRATION

     The 1993 Plan is currently administered by the Company's Board of Directors, which has the sole authority, subject to the provisions of the 1993 Plan, to determine the persons to whom awards will be made, the type, amount, size and terms of awards and other terms, conditions and restrictions of the awards.

TERMS AND CONDITIONS OF OPTIONS

     The number of shares that may be purchased upon the exercise of options and the price at which shares may be purchased will be established by the Board of Directors; provided, however, that with regard to ISOs, the aggregate fair market value of shares (determined at the time the ISO is granted) with respect to which ISOs are exercisable for the first time by an employee during any calendar year may not exceed $100,000.

     With regard to ISOs, the exercise price cannot be less than the fair market value of the Common Stock on the date of grant or 110 percent of such fair market value in the case of ISOs granted to individuals who hold 10 percent or more of the Common Stock on the date of grant. The exercise price of NSOs cannot be less than 85 percent of the fair market value of the Common Stock on the date of grant. Upon exercise of any option, payment for shares as to which an option is being exercised may be made in cash, in shares of the Company's Common Stock having an aggregate fair market value on the date of exercise which is not less than the exercise price of the option, or by a combination of cash and such shares, as the Board of Directors may determine.

     No option will be exercisable more than 121 months after the date on which it is granted; provided, however, that an ISO will not be exercisable more than ten years from the date on which it is granted and any ISO granted to any individual who holds 10 percent or more of the Common Stock on the date of grant will not be exercisable more than five years from the date on which it is granted.

     Options granted under the 1993 Plan are non-transferable except to the extent permitted by the agreement evidencing such option; provided, however, that no option will be transferable by any optionee other than by will or the laws of descent and distribution. Notwithstanding the foregoing, only with respect to awards granted on or after September 19, 1997, the Board may permit the assignment and transfer of NSOs and may permit the holder of NSOs to designate a beneficiary who may exercise the award after a holder's death.

FORMULA AWARDS FOR NON-EMPLOYEE DIRECTORS

     Each non-employee director will be granted options to purchase 7,500 shares of Common Stock upon initial election to the Board of Directors. Commencing with the 1998 Annual Meeting of the Company's stockholders, each member of the Company's Board of Directors who is not an employee of the Company or any parent or subsidiary corporation (an "Eligible Director") who has been a director for at least one year shall automatically receive an annual grant (an "Annual Grant") of an option to purchase 2,500 shares of Common Stock immediately following each year's Annual Meeting. Annual Grants shall have an exercise price per share equal to the fair market value of the Common Stock on the date of grant, and shall vest over three years. Options to purchase common stock granted to non-employee directors on both an initial and annual basis become exercisable with respect to 25 percent of the option shares on each of the grant date and the first, second and third anniversaries of such grant date.

TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS

     Restricted stock awards granted pursuant to the 1993 Plan entitle the holder to receive shares of the Company's Common Stock, subject to forfeiture to the Company if specified conditions are not satisfied by the end of a specified period. The Board of Directors is to establish a period (the "Restricted Period") at the time a restricted stock award is granted during which the holder will not be permitted to sell, transfer, pledge, encumber, or assign the shares of Common Stock subject to the award.

     During the Restricted Period, the holder of shares subject to a restricted stock award will have all of the rights of a stockholder of the Company with respect to such shares, including the right to vote the shares and to receive any dividends or other distributions with respect to the shares. Except to the extent otherwise provided in the restricted stock agreement governing each restricted stock award, if prior to the expiration of the Restricted Period, the holder ceases to be an employee or consultant to the Company or its Affiliates, or any condition established by the Board of Directors for the release of any restriction has not occurred, all shares of the Common Stock then subject to any restriction will be forfeited to the Company without further obligation of the Company to the holder thereof, and all rights to the holder with respect to such shares will terminate.

     The Board of Directors may permit a gift of restricted stock to the holder's spouse, child, stepchild, grandchild, or legal dependent, or to a trust whose sole beneficiary (or beneficiaries) is the holder of the stock, and/or any one or more of such persons; provided, that the donee enters into an agreement with the Company pursuant to which it agrees that the restricted shares will be subject to the same restrictions in the hands of such donee as it was in the hands of the donor.

TERMINATION AND AMENDMENT

     The 1993 Plan will terminate on the earlier of the date on which the 1993 Plan is terminated by the Board of Directors or July 20, 2003. The 1993 Plan may be amended at any time by the Board of Directors, subject to approval by stockholders holding a majority of the voting stock of any amendment that will
(i) materially increase the benefits accruing to participants under the 1993 Plan; (ii) increase the number of shares available for issuance or sale pursuant to the 1993 Plan (other than as permitted in certain circumstances provided by the 1993 Plan); or (iii) materially modify the requirements as to eligibility for participation in the 1993 Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion summarizes the material federal income tax consequences of participation in the 1993 Plan. The discussion is general in nature and does not address issues related to the tax circumstances of any particular participant in the 1993 Plan. The discussion is based on federal income tax laws in effect on the date hereof and is, therefore, subject to possible future changes in law. The discussion does not address state, local or foreign consequences.

     Non-Qualified Stock Options. There are no tax consequences to the Company or the optionee upon the grant of an NSO under the 1993 Plan. Upon the exercise of an NSO, an optionee recognizes ordinary income equal to the difference between the exercise price for the shares and the fair market value of the shares on the date of exercise. The Company is entitled to a corresponding tax deduction equal to the amount of income recognized by the optionee at the time of recognition by the optionee, provided that the Company meets its federal income and employment tax withholding obligations and that the deduction is not otherwise disallowed by the Code.

     Incentive Stock Options. An optionee does not recognize income upon the grant or exercise of an ISO, except that the excess of the fair market value of the shares at the time of exercise over the option price will be income for purposes of calculating the optionee's alternative minimum tax, if any. An option loses its status as an ISO if the optionee exercises the ISO (i) more than three months after the optionee terminates employment or retires for reasons other than death or disability or (ii) more than one year after the optionee terminates employment because of disability. If an optionee does not make a "disqualifying disposition" (defined below) of an ISO, the gain, if any, upon a subsequent sale (i.e., the excess of the proceeds received over the option price) will be long-term capital gain.

     For shares acquired through exercise of an ISO, a "disqualifying disposition" is a transfer of the shares (i) within two years after the grant of the ISO or (ii) within one year after the transfer of the shares to the optionee pursuant to the ISO's exercise. If the optionee makes a disqualifying disposition, the optionee generally will recognize income in the year of the disqualifying disposition equal to the excess of the amount received for the shares over the option price. Of that income, the portion equal to the excess of the fair market value of the shares at the time the ISO was exercised over the option price will be ordinary income and the balance, if any, will be long-term or short-term capital gain, depending on whether the shares were sold more than one year after the ISO was exercised. If, however, the optionee sells the shares to an unrelated party at a price that is below the fair market value of the shares at the time the ISO was exercised and the sale is a disqualifying disposition, the amount of ordinary income will be limited to the amount realized on the sale over the option price.

     The Company is entitled to a deduction with respect to an ISO only in the taxable year in which a disqualifying disposition occurs. In that event, the deduction would be equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Code.

     Restricted Stock Awards. A participant who receives an award of restricted stock under the 1993 Plan generally will recognize ordinary income at the time at which the restrictions on such shares (the "Restrictions") lapse, in an amount equal to the excess of (i) the fair market value of such shares at the time the Restrictions lapse, over (ii) the price, if any, paid for such shares. If the participant makes an election with respect to such shares under Section 83(b) of the Code, not later than 30 days after the date shares are transferred to the participant pursuant to such award, the participant will recognize ordinary income at the time of transfer in an amount equal to the excess of (i) the fair market value of the shares covered by the award (determined without regard to any restriction other than a restriction which by its terms will never lapse) at the time of such transfer over (ii) the price, if any, paid for such shares.

     A participant's tax basis in shares received pursuant to a restricted stock award granted under the 1993 Plan will be equal to the sum of the price paid for such shares, if any, and the amount of ordinary income recognized by such participant with respect to the transfer of such shares or the lapse of the Restrictions thereon. The participant's holding period for such shares for purposes of determining gain or loss on a subsequent sale will begin immediately after the transfer of such shares to the participant, if a Section 83(b) election is made with respect to such shares, or immediately after the Restrictions on such shares lapse, if no Section 83(b) election is made.

     Generally, a deduction will be allowed to the Company, for federal income tax purposes, in an amount equal to the ordinary income recognized by a participant with respect to shares awarded pursuant to the 1993 Plan, provided that such amount constitutes an ordinary and necessary business expense of the Company and is reasonable.

     If, subsequent to the lapse of Restrictions on his or her shares, the participant sells such shares, the difference, if any, between the amount realized from such sale and the tax basis of such shares to the holder will be taxed as long-term or short-term capital gain or loss, depending on whether the participant's holding period for such shares exceeds the applicable holding period at the time of sale and provided that the participant holds such shares as a capital asset at such time.

     If a Section 83(b) election is made and, before the Restrictions on the shares lapse, the shares which are subject to such election are resold to the Company or are forfeited, (i) no deduction would be allowed to such participant for the amount included in the income of such participant by reason of such
Section 83(b) election, and (ii) the participant would realize a loss in an amount equal to the excess, if any, of the amount paid for such shares over the amount received by the participant upon such resale or forfeiture (which loss would be a capital loss if the shares are held as a capital asset at such time). In such event, the Company would be required to include in its income the amount of any deduction previously allowable to it in connection with the transfer of such shares.

     As of September 19, 1997, the last reported sale price per share of Common Stock on the Nasdaq National Market was $10.94.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENTS TO THE 1993 STOCK OPTION AND INCENTIVE PLAN.

                     PROPOSAL NO. 3 -- RATIFICATION OF THE
                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors requests that the stockholders ratify the appointment of Arthur Andersen LLP as independent public accountants to examine the financial statements of the Company for the fiscal year ending

June 30, 1998. The firm of Arthur Andersen LLP has served as the Company's public accountants since 1993. A representative of Arthur Andersen LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions from stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY.

                           PROPOSALS OF STOCKHOLDERS

     Any stockholder wishing to have a proposal considered for inclusion in the proxy materials for the Company's 1998 Annual Meeting of Stockholders must set forth such proposal in writing and file it with the Secretary of the Company no later than July 14, 1998.

                                 OTHER BUSINESS

     At the date of this Proxy Statement, management knows of no other business that may properly come before the Annual Meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the proxies received in response to this solicitation in accordance with their best judgment on such matters.

                           INCORPORATION BY REFERENCE

     The Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the Company's Annual Report to Stockholders for the fiscal year ended June 30, 1996, transmitted with the Proxy Statement, are hereby incorporated by reference. No other portions of the Annual Report shall be deemed incorporated herein.

                             FINANCIAL INFORMATION

     THE COMPANY'S 1997 ANNUAL REPORT TO STOCKHOLDERS ACCOMPANIES THESE MATERIALS. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 1997 MAY BE OBTAINED FROM THE COMPANY WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY. REQUESTS SHOULD BE DIRECTED TO THE CHIEF FINANCIAL OFFICER, ACRES GAMING INCORPORATED, 815 NW NINTH STREET, CORVALLIS, OREGON 97330.

                                          By Order of the Board of Directors

                                          Robert W. Brown
                                          Executive Vice President, Chief
                                          Financial Officer,
                                          Treasurer and Secretary

October 1, 1997

                                                                      APPENDIX 1

                           ACRES GAMING INCORPORATED

                      1993 STOCK OPTION AND INCENTIVE PLAN

     The purpose of the Acres Gaming Incorporated 1993 Stock Option and Incentive Plan (the "Plan") is to promote the growth and profitability of Acres Gaming Incorporated (the "Company") and its Affiliates by providing its key employees, directors and consultants with an incentive to achieve long-term corporate objectives, to attract and retain persons of outstanding competence, and to provide such persons with an equity interest in the Company.

     1. STOCK SUBJECT TO PLAN. An aggregate of 1,750,000 shares (the "Shares") of the Common Stock, par value $.01 per share (the "Common Stock") of the Company may be subject to awards granted under the Plan. Such Shares may be authorized but unissued Common Stock or authorized and issued Common Stock that has been or may be acquired by the Company. Shares that are subject to an award which expires or is terminated unexercised, or which are reacquired by the Company upon the forfeiture of restricted Shares, shall again be available for issuance under the Plan. Options for no more than 250,000 shares of Common Stock may be granted to any individual participant in the Plan in the aggregate in any one fiscal year of the Company, except that the Company may make additional one time grants of up to 500,000 shares to newly hired participants in the Plan, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     2.  ADMINISTRATION.

          a. COMMITTEE. The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee shall be comprised of the entire Board or, if the Board so determines, of two or more members of the Board. So long as the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Board shall consider in selecting the Committee the provisions regarding (a) "nonemployee directors" as contemplated by Rule 16b-3 under the Exchange Act and (b) "outside directors" as contemplated by Section 162(m) under the Code.

          b. POWERS AND DUTIES. The Committee shall have the authority to make rules and regulations governing the administration of the Plan; to select the eligible employees and consultants to whom awards shall be granted; to determine the type, amount, size, and terms of awards; to determine the time when awards shall be granted; to determine whether any restrictions shall be placed on Shares purchased pursuant to any option or issued pursuant to any award; and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations need not be uniform, and may be made by it selectively among persons who are eligible to receive awards under the Plan, whether or not such persons are similarly situated. All interpretations, decisions, or determinations made by the Committee pursuant to the Plan shall be final and conclusive.

     3. ELIGIBILITY. Any employee or director of or consultant to the Company or of any of its Affiliates shall be eligible to receive awards under the Plan. A person who has been granted an award under this Plan, or under any predecessor plan, may be granted additional awards if the Committee shall so determine. Except to the extent otherwise provided in the agreement evidencing an award, the granting of an award under this Plan shall not affect any outstanding award previously granted under this Plan or under any other plan of the Company or any Affiliate. For purposes of the Plan, the term "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended.

     4. AWARDS. The Committee may make awards to eligible persons in the form of stock options which are intended to qualify as "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue

Code of 1986, as amended, or stock options which are not intended to so qualify ("Nonqualified Options"), or awards of restricted stock, or any combination thereof.

     5. STOCK OPTIONS. A stock option granted pursuant to the Plan shall entitle the optionee, upon exercise, to purchase Shares at a specified price during a specified period. Options shall be subject to such terms and conditions as the Committee shall from time to time approve; provided, that each option shall be subject to the following requirements:

          a. TYPE OF OPTION. Each option shall be identified in the agreement pursuant to which it is granted as an Incentive Stock Option or as a Nonqualified Option, as the case may be.

          b. TERM. No option shall be exercisable more than 121 months after the date on which it is granted.

          c. PAYMENT. The purchase price of Shares subject to an option shall be payable in full at the time the option is exercised. Payment may be made in cash, in shares of Common Stock having an aggregate fair market value on the date of exercise which is not less than the option price, or by a combination of cash and such shares, as the Committee may determine, and subject to such terms and conditions as the Committee deems appropriate.

          d. PURCHASE PRICE OF NONQUALIFIED OPTIONS. The purchase price of Shares that are subject to Nonqualified Options shall also be determined by the Committee at the time such Options are granted, but in no event shall such purchase price be less than 85 percent of the fair market value of such shares on the date of the grant.

          e. OPTIONS NOT TRANSFERABLE. Options shall not be transferable except to the extent permitted by the agreement evidencing such option; provided, that in no event shall any option be transferable by the optionee, other than by will or the laws of descent and distribution. Notwithstanding the foregoing, only with respect to awards granted on or after September 19, 1997, and to the extent permitted by Section 422 of the Code, the Committee, in its sole discretion, may permit the assignment and transfer of an award under the Plan and may permit a holder of an award under the Plan to designate a beneficiary who may exercise the award or receive compensation under the award after the holder's death; provided, however, that any award so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the award. Options shall be exercisable during an optionee's lifetime only by such optionee. If, pursuant to the agreement evidencing any option, such option remains exercisable after the optionee's death, it may be exercised, to the extent permitted by such agreement, by the personal representative of the optionee's estate or by any person who acquired the right to exercise such option by bequest, inheritance, or otherwise by reason of the optionee's death.

          f. INCENTIVE STOCK OPTIONS. If an option is an Incentive Stock Option, it shall be subject to the following additional requirements:

             i. Incentive Stock Options may be granted only to persons who are employees of the Company or of an Affiliate.

             ii. The purchase price of Shares that are subject to an Incentive Stock Option shall not be less than 100 percent of the fair market value of such Shares at the time the option is granted, as determined in good faith by the Committee.

             iii. The aggregate fair market value (determined at the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable by the Optionee for the first time during any calendar year, under this Plan or any other plan of the Company or any Affiliate, shall not exceed $100,000.

             iv. An Incentive Stock Option shall not be exercisable more than ten years after the date on which it is granted.

             v. The purchase price of Shares that are subject to an Incentive Stock Option granted to an employee who, at the time such option is granted, owns 10 percent or more of the total combined voting power of all classes of stock of the Company or of any Affiliate shall not be less than 110 percent of the fair market value of such Shares on the date such option is granted, and such option may not be exercisable more than five years after the date on which it is granted. For the purposes of this subparagraph, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee.

Subject to the foregoing, options may be made exercisable in one or more installments, upon the happening of certain events, upon the fulfillment of certain conditions, or upon such other terms and conditions as the Committee shall determine.

     6. RESTRICTED STOCK. Restricted stock awards granted pursuant to the Plan shall entitle the holder to receive Shares, subject to forfeiture if specified conditions are not satisfied at the end of a specified period. Such specified conditions may be based on continuous service with the Company or the achievement of performance goals related to profits, profit growth, profit-related return ratios, cash flow or total stockholder return, where such goals may be stated in absolute terms or relative to comparison companies as the Committee shall determine, in its sole discretion. Restricted stock awards shall be subject to such terms and conditions as the Committee shall from time to time approve; provided, that each award shall be subject to the following requirements:

          a. RESTRICTED PERIOD. The Committee shall establish a period (the "Restricted Period") at any time an award is granted during which the holder will not be permitted to sell, transfer, pledge, encumber, or assign the Shares subject to the award. The Committee may provide for the lapse of restrictions in installments, or upon the occurrence of certain events, where deemed appropriate. Any attempt by a holder to dispose of restricted Shares in a manner contrary to the applicable restrictions shall be void, and of no force and effect.

          b. RIGHTS DURING THE RESTRICTED PERIOD. Except to the extent otherwise provided in this paragraph 6 or under the terms of any restricted stock agreement, during the Restricted Period, the holder of restricted Shares shall have all of the rights of a stockholder in the Company with respect to such Shares, including the right to vote the Shares and to receive dividends and other distributions with respect to the Shares; provided, that all stock dividends, stock rights, and stock issued upon split-ups or reclassifications of Shares shall be subject to the same restrictions as the Shares with respect to which such stock dividends, rights, or additional stock are issued, and may be held in custody as provided below in this paragraph 6 until the restrictions thereon shall have lapsed.

          c. FORFEITURES. Except to the extent otherwise provided in the restricted stock agreement, all Shares then subject to any restriction shall be forfeited to the Company without further obligation of the Company to the holder thereof, and all rights of the holder with respect to such Shares shall terminate, if the holder shall cease to be an employee of or consultant to the Company and its Affiliates, or if any condition established by the Committee for the release of any restriction shall not have occurred, prior to the expiration of the Restricted Period.

          d. CUSTODY. The Committee may provide that the certificates evidencing restricted Shares shall be held in custody by a bank or other institution, or by the Company or any Affiliate, until the restrictions thereon have lapsed, and may require that the holder of any restricted Shares shall have delivered to the Company one or more stock powers, endorsed in blank, relating to the restricted Shares as a condition of receiving the award.

          e. CERTIFICATES. A recipient of a restricted stock award shall be issued a certificate or certificates evidencing the Shares subject to such award. Such certificates shall be registered in the name of the recipients, and may bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, which legend shall be in substantially the following form:

        "The transferability of this certificate and the shares represented hereby are subject to the terms and conditions (including forfeiture) of the Acres Gaming Incorporated 1993 Stock Option and Incentive Plan and an Agreement entered into between the registered owner and Acres Gaming Incorporated. Copies of such Plan and Agreement are on file in the offices of Acres Gaming Incorporated."

          f. GIFTS, ETC. Notwithstanding any other provision of this paragraph 6, the Committee may permit a gift of restricted stock to the holder's spouse, child, stepchild, grandchild, or legal dependent, or to a trust whose sole beneficiary or beneficiaries shall be the holder and/or any one of such persons: provided, that the donee shall have entered into an agreement with the Company pursuant to which it agrees that the restricted stock shall be subject to the same restrictions in the hands of such donee as it was in the hands of the donor.

     7. FORMULA AWARDS TO NON-EMPLOYEE DIRECTORS. Upon election to the board, each new member of the Company's board of directors who is not otherwise an employee of the Company or any parent or subsidiary corporation (a "Non-Employee Director") shall be granted an option (the "Initial Grant") to purchase 7,500 shares of the Company's Common Stock at a price per share equal to fair market value on the date such director is elected. Such option shall immediately be exercisable as to 25 percent of the shares, the balance shall vest over three years. Commencing with the 1998 Annual Meeting of the Company's stockholders, a non-employee director who has served as a director for at least one year shall automatically receive an annual grant (an "Annual Grant") of an option to purchase 2,500 Shares of Common Stock immediately following each year's Annual Meeting. Annual Grants shall vest over three years. Annual Grants shall have an exercise price per share equal to the fair market value of the Common Stock on the date of grant (Initial Grants and Annual Grants are collectively referred to as the "Director Options"). Director Options shall be exercisable for ten years after the date of grant. Director Options shall be subjected to earlier termination as follows:

          (a) in the event that a Non-Employee Director ceases to be a director of the Company for any reason other than the death, the Director Options may be exercised by him or her only within three months after the date such optionee ceases to be a director of the Company; and

          (b) in the event of the death of a Non-Employee Director, whether during such Non-Employee Director's service as a director or during the three month period referred to in subparagraph (a) above, Director Options granted to such Non-Employee Director shall be exercisable, and such options shall expire unless exercised within twelve months after the date of the optionee's death, by the legal representatives or the estate of such optionee, by any person or persons whom the Non-Employee Director shall have designated in writing on forms prescribed by and filed with the Company or, if no such designation has been made, by the person or the persons to whom the Non-Employee Director's rights have passed by will or the laws of descent and distribution.

     The terms and provisions of the Plan shall also apply to the grant and exercise of Director Options, to the extent such other provisions do not contradict the express provisions of this Paragraph 7.

     8. AGREEMENTS. Each option or award granted pursuant to the Plan shall be evidenced by an agreement setting forth the terms and conditions upon which it is granted. Multiple options or awards may be evidenced by a single agreement. Subject to the limitations set forth in the Plan, the Committee may, with the consent of the person to whom an award has been granted, amend any such agreement to modify the terms or conditions governing the award evidenced thereby.

     9. ADJUSTMENTS. In the event of any changes in the outstanding Shares of Common Stock by reason of any stock dividend or split, recapitalization, reclassification, combination, or exchange of Shares or other similar corporate change, then if the Committee shall determine, in its sole discretion, that such change necessarily or equitably requires an adjustment in the number of shares subject to an award, in the option price or value of an award, or in the maximum number of Shares subject to this Plan, such adjustments shall be made by the Committee and shall be conclusive and binding for all purposes of this Plan. No adjustment shall be made in connection with the issuance by the Company of any warrants, rights, or options to acquire additional Common Stock or of securities convertible into Common Stock.

     10. MERGER, CONSOLIDATION, REORGANIZATION, LIQUIDATION, ETC. Subject to the provisions of the agreement evidencing any award, if the Company shall become a party to any corporate merger, consolidation, major acquisition of property for stock, reorganization, or liquidation, the Board of Directors of the Company shall have the power to make any arrangement it deems advisable with respect to outstanding awards and in the number of Shares subject to this Plan, which shall be binding for all purposes of this Plan, including, but not limited to, the substitution of new awards for any awards then outstanding, the assumption of any such awards, and the termination of such awards.

     11. EXPENSES OF PLAN. The expenses of administering this Plan shall be borne by the Company and its Affiliates.

     12. RELIANCE ON REPORTS. Each member of the Committee and each member of the Board of Directors shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Affiliates and upon any other information furnished in connection with this Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee or of the Board of Directors be liable for any determination made or other action taken or omitted in reliance upon any such report or information, or for any action taken or omitted, including the furnishing of information, in good faith.

     13. RIGHTS AS STOCKHOLDER. Except to the extent otherwise specifically provided hereon, no recipient of any award shall have any rights as a stockholder with respect to Shares sold or issued pursuant to the Plan until certificates for such Shares have been issued to such person.

     14. GENERAL RESTRICTIONS. Each award granted pursuant to the Plan shall be subject to the requirement that if, in the opinion of the Committee:

          a. the listing, registration, or qualification of any Shares related thereto upon any securities exchange or under any state or federal law;

          b. the consent or approval of any regulatory body; or

          c. an agreement by the recipient with respect to the disposition of any such Shares;

is necessary or desirable as a condition of the issuance or sale of such Shares, such award shall not be consummated unless and until such listing, registration, qualification, consent, approval, or agreement is effected or obtained in form satisfactory to the Committee.

     15. EMPLOYMENT RIGHTS. Nothing in this Plan, or in any agreement entered into hereunder, shall confer upon any person the right to continue to serve as an employee of or consultant to the Company or an Affiliate, or affect the right of the Company or Affiliate to terminate such person's service at any time, with or without cause.

     16. WITHHOLDING. If the Company proposes or is required to issue Shares pursuant to the Plan, it may require the recipient to remit to it, or may withhold from such award or from the recipient's other compensation, an amount, in the form of cash or Shares, sufficient to satisfy any applicable federal, state, or local tax withholding requirements prior to the delivery of any certificates for such Shares.

     17. AMENDMENTS. The Board of Directors of the Company may at any time, and from time to time, amend the Plan in any respect, except that no amendment that would:

          a. materially increase the benefits accruing to participants under the Plan;

          b. increase the number of Shares available for issuance or sale pursuant to the Plan (other than as permitted by paragraphs 8 and 9); or

          c. materially modify the requirements as to eligibility for participation in the Plan;

shall be made without the affirmative vote of stockholders holding at least a majority of the voting stock of the Company represented in person or by proxy at a duly held stockholders' meeting.

     18. STOCKHOLDER APPROVAL. Any award granted under the Plan prior to the date on which the Plan is approved by stockholders holding at least a majority of the voting stock of the Company represented in person or by proxy at a duly held stockholders' meeting shall be contingent upon such approval.

     19. DURATION. No options or rights shall be granted under the Plan after the earlier of: (a) the date on which the Plan is terminated by the Board of Directors of the Company; or (b) July 20, 2003.

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 12, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Joseph A. Huseonica and John F. Acres, and each of them, as Proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designed below, all the shares of Common Stock of Acres Gaming Incorporated held of record by the undersigned on September 19, 1997, at the Annual Meeting of Stockholders to be held on November 12, 1997 or at any adjournment thereof.

    1. ELECTION OF DIRECTORS. Election of the following nominees to serve as directors each for a one-year term or until his or her successor is duly elected.

(a)                             [ ] FOR           [ ] WITHHOLD AUTHORITY to vote for
        John F. Acres           nominee           nominee
(b)                             [ ] FOR           [ ] WITHHOLD AUTHORITY to vote for
        Jo Ann Acres            nominee           nominee
(c)                             [ ] FOR           [ ] WITHHOLD AUTHORITY to vote for
        Richard A. Carone       nominee           nominee
(d)                             [ ] FOR           [ ] WITHHOLD AUTHORITY to vote for
        Floyd W. Glisson        nominee           nominee
(e)                             [ ] FOR           [ ] WITHHOLD AUTHORITY to vote for
        Joseph A. Huseonica     nominee           nominee

--------------------------------------------------------------------------------

2. AMENDMENT OF THE ACRES GAMING INCORPORATED 1993 STOCK OPTION AND INCENTIVE PLAN. Amend the Acres Gaming Incorporated 1993 Stock Option and Incentive Plan as described in the Proxy Statement.
             [ ] FOR
--------------------------------------------------------------------------------

3. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS. Ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending June 30, 1998.
             [ ] FOR
                                  [ ] AGAINST            [ ] ABSTAIN
                                  [ ] AGAINST            [ ] ABSTAIN

    In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH NOMINEE IN ITEM 1 AND "FOR" ITEMS 2 AND 3.

                                              Please sign below exactly as your
                                              name appears on your stock
                                              certificate. When shares are held
                                              jointly, each person should sign.
                                              When signing as attorney,
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. An authorized
                                              person should sign on behalf of
                                              corporations, partnerships and
                                              associations and give his or her
                                              title.

                                              Dated: , 1997

                                              ----------------------------------
                                                          Signature

                                              ----------------------------------
                                                  Signature if held jointly

  YOUR VOTE IS IMPORTANT. PROMPT RETURN OF THIS PROXY CARD WILL HELP SAVE THE
                   EXPENSE OF ADDITIONAL SOLICITATION EFFORTS